                                                                   Exhibit 10.42

Confidential Treatment. The portions of this exhibit that have been replaced with "[*****]" have been filed separately with the Securities and Exchange Commission and are the subject of an application for confidential treatment.

                               SECOND AMENDMENT TO
                 WHOLESALE SOLUTIONS SWITCHED SERVICES AGREEMENT

This Second Amendment (WSG0406-0110) is made to the Wholesale Solutions Switched Services Agreement (WSG0206-048r18s) between SPRINT COMMUNICATIONS COMPANY L.P. ("Sprint") and VALOR TELECOMMUNICATIONS ENTERPRISES, LLC ("Customer") signed by Customer on July 2, 2003 and by Sprint on August 11, 2003, as amended by a First Amendment (WSG0307-028r2) signed by customer on October 2, 2003 and by Sprint on October 3, 2003 (collectively, the "Agreement"). The following modified and added terms and conditions are made a part of the Agreement effective the first day of the first month after Sprint accepts this signed Second Amendment ("Second Amendment Commencement Date"), as evidenced by the Sprint SPRB stamp. If during the Second Amendment implementation process, a Service bills after the Second Amendment Commencement Date at a rate other than the rate stated in this Second Amendment, Sprint will adjust Customer's invoice to apply the appropriate rate within 90 days after the date of the invoice containing the incorrect rate.

Sprint and Customer agree as follows:

1. The Agreement is amended by deleting Attachment A-1 and A-2 in their entirety and replacing it with the Attachment A-1 and A-2 attached to this Amendment and incorporated by reference.

2. The Agreement is amended by adding a new Attachment A-3, which is attached and incorporated by this reference.

3. The Agreement is amended by deleting Attachment B-1 and B-2 in their entirety and replacing it with the Attachment B-1 and B-2 attached to this Amendment and incorporated by reference.

4. The Agreement is amended by deleting Attachment C - "Interstate Switched Network Extension" in its entirety and replacing it with the Attachment C
      - "Interstate Switched Services" attached to this Amendment and incorporated by reference.

5. The Agreement is amended by deleting Attachment C - "Interstate Dedicated Network Extension" in its entirety and replacing it with the Attachment C
      - "Interstate Dedicated Network Extension Service" attached to this Amendment and incorporated by reference.

6. The Agreement is amended by adding a new Attachment C - "Interstate Dedicated Service", which is attached and incorporated by this reference.

7. The Agreement is amended by deleting Attachment D-1 in its entirety and replacing it with Attachment D-1 attached to this Amendment and incorporated by reference.

8. To become effective, this Second Amendment must be signed by an authorized representative of Customer. Any charge to this Second Amendment is subject to written acceptance by a Sprint officer. All other terms and conditions in the Agreement, not

                 SPRINT CONFIDENTIAL AND PROPRIETARY INFORMATION amended above, will remain in effect. This Second Amendment and any information concerning its terms and conditions are Sprint's proprietary information and are governed by the parties' Nondisclosure Agreement.

9. Sprint's offer to amend the Agreement will be withdrawn if this Second Amendment is not executed by both parties within 45 days after July 14, 2004.

VALOR TELECOMMUNICATIONS            SPRINT COMMUNICATIONS COMPANY L.P.
ENTERPRISES, LLC

By: /s/ John Mueller                   By: /s/ Art MacDowell
   -------------------------------     -----------------------------------------
                                        Art MacDowell
Title: CEO                              Vice President, Wholesale Services Group
      ----------------------------



Date: 8/17/04                           Date: 8/18/04
     -----------------------------      ---------------------------------------


               SPRINT CONFIDENTIAL AND PROPRIETARY INFORMATION

                                 ATTACHMENT A-1

A.3.     TERM OF AGREEMENT: 30 months.

A.6.4 In the event that a Service is discontinued and such discontinuation materially and adversely affects Customer's ability to do business as anticipated in this Agreement, Sprint will notify Customer 60 days prior to discontinuation or as early as Sprint is aware of such discontinuation, whichever comes last, by sending a written notice to Customer.

A.11.2 Customer will not be required to provide PIC Authorization to Sprint if Customer has its own CIC deployed on Sprint's network, and Customer's ANIs will be submitted as a "no-PIC" to Sprint.

A.11.7 Customer will not be required to provide certification to Sprint that it has given notice to the End User if Customer will be blocking its ANIs via Desktop Manager. Customer will not be charged by Sprint for blocking ANIs if Customer will be blocking its ANIs via Desktop Manager.

A.13.8   FORWARD PRICING - FORWARD PRICING VOLUME OF SERVICE

         THE FORWARD PRICING VOLUME OF SERVICE applicable to DISCOUNT TWO discounts shall be $[*****] beginning the effective date of the Agreement and ending the last day of month four (4) of the TERM.

         THE FORWARD PRICING VOLUME OF SERVICE applicable to DISCOUNT TWO discounts shall be $[*****] beginning the first day of month thirteen
         (13) of the Agreement and ending the last day of month fifteen (15) of the TERM.

A.14.1   MINIMUM COMMITMENT:

                       Carrier Transport Monthly
Months                   Net Usage Commitment
------                   --------------------
[*****]                        $[*****]
[*****]                        $[*****]
[*****]                        $[*****]

         If Customer makes an acquisition of a new local exchange territory and routes the resulting new traffic to Sprint, Sprint and Customer will review the status of Customer's contract, including commitments and rates and the growth of Customer's usage hereunder. If Spring and Customer agree that revisions to this Agreement would be advantageous to both parties, then Sprint and Customer will cooperate in efforts to develop a mutually agreeable alternative proposal that will satisfy the concerns of both Parties and comply with all applicable legal and regulatory requirements. This clause is intended to facilitate communications between the Parties and is not intended to give rise to any rights or obligations to either Party. To invoke Customer's rights under this Section A.14.1, Customer must be in compliance with all Agreement terms and conditions, including its Carrier Transport Net Usage Commitment.

***** [CONFIDENTIAL]

BLOWOUT CLAUSE/EARLY FULFILLMENT OF COMMITMENT

If at any time during the contract term Customer's total cumulative net usage exceeds $[*****] then Customer will be relieved of any subsequent minimum commitments on a monthly basis.

LIMITATIONS

Pricing contained in the Agreement is contingent on switched traffic originating from the following OCNs: 1164 (NM), 1193 (NM), 1165 (OK). If it is determined that more than [*****]% of Customer's Switched Outbound traffic originates from any OCNs other than listed above, Sprint reserves the right to review and, if necessary, change the Customer's pricing upon a 30 day notice to Customer.

If Sprint adjusts pricing under this provision as a result of Customer's acquisition of a new local exchange territory in which Customer proposes an increase in switched access costs, and if Customer gives Sprint reasonable notice of the proposed increase, Sprint's adjustments to pricing under this provision will become effective upon the later of the date 30 days after notice to Customer of Sprint's adjustment or the date upon which the applicable regulatory agency permits Customer's proposed increase in switched access costs to become effective.

If Sprint adjusts pricing under this provision as a result of Customer's acquisition of a new local exchange territory in which Customer proposes a decrease in switched access costs, and if Customer gives Sprint reasonable notice of the proposed decrease, Sprint's adjustments to pricing under this provision will become effective upon the later of the date 30 days after notice to Customer of Sprint's adjustment or the date upon which the applicable regulatory agency permits Customer's proposed decrease in switched access costs to become effective.

If customer files a tariff change that increases or reduces the switched originating access in OCNs 1164 (NM), 1193 (NM), and 1165 (OK), Sprint and Customer will review Customer's pricing within 30 days after the effective date of the tariff change. If Sprint and Customer agree to adjust customer's pricing as a result of the tariff changes, Spring will adjust Customer's pricing upon a 30 day notice to Customer.

If Sprint adjusts pricing under this provision, and the new rates will adversely and materially impact Customer's ability to conduct business, Customer may terminate this Agreement upon a 30 day notice to Sprint without early termination liability upon payment for all Services

***** [CONFIDENTIAL]

                                 ATTACHMENT A-2

delivered prior to the date of such termination. Customer must repay to Sprint the following credits stated on Attachment A (T1 Install Waiver, PIC Fee Reimbursement).

A.14.5   MINIMUM PORT USAGE: $[*****] Minimum Net Dedicated Outbound Usage Per
Port

PIC FEE REIMBURSEMENT

Customer shall receive a reimbursement for PIC fee charges in the amount of $[*****] per ANI submitted by Customer for activation on the 333 carrier identification code by Sprint beginning the effective date of this Agreement through month three (3) of this Agreement. Customer must have at least the same number of ANIs active in month twelve (12) of this Agreement as in month three
(3) of this Agreement. If fewer ANIs are active in month twelve (12) than in month three (3), Customer will be charged $[*****] per ANI for the difference between ANIs active in month twelve (12) and ANIs active in month three (3).

T-1 INSTALL [*****]

Sprint will [*****] (local loop, COC, and ACF) for T1 access lines provided such T1s have at least 2 year order terms. Customer's applicable T1 access lines installation charges will be credited when installed, however, if an eligible T1 is taken out of service for any reason within 24 months of installation, Customer will be debited back a prorated portion of the amount that was originally credited.

PROMOTIONAL ACF/COC/EFC CHARGES

         All ACF Charges will be per applicable tariff.
         Monthly recurring COC charges will be $[*****] per port.
         Monthly recurring EFC charges will be $[*****] per port when Customer utilizes Sprint's entrance facilities.

PRIMARY CARRIER REQUIREMENT         N/A

TOLL FREE NUMBER PORTABILITY

Customer may obtain a unique wholesale FONCARD Toll Free access number from Sprint subject to Sprint's internal terms and conditions. Customer may retain use of its unique Toll Free number when changing Toll Free Service Provider subject to Industry Guidelines for Toll Free Number Administration and applicable laws and regulations.

CIC DEPLOYMENT CHARGES CREDIT

1.       CIC NRC CREDIT

In month six (6) after the effective date of the Agreement, Customer will receive a CIC deployment charges credit up to the amount of [*****].

In month eighteen (18) after the effective date of the Agreement, Customer will receive a CIC deployment charges credit up to the amount of [*****].

To be eligible for the credit, Customer must remain in compliance with all terms and conditions stated in the Agreement throughout the Term of the Agreement. Customer will pay the credit back to Sprint in full, immediately upon Sprint's request, if Customer terminates the Agreement before the expiration date or breaches the Agreement. Above CIC NRC Credit is only applicable if customer deploys CIC with Sprint in listed Latas.

2.       CIC MRC [*****].

Sprint will [*****] stated on Attachment S.

A. EXHIBIT 2. 6.1. When Sprint is requested to complete CIC activation for customer, Sprint issues the ASRs for CIC activation. Request for testing will automatically be included in ASRs for 1+ (and for Toll Free if requested by the customer) in advance as part of SCA (Special Customer Arrangement) submission.

A.34     PROPOSAL DATE: August 17, 2004

[SPRINT LOGO]                 PROPRIETARY INFORMATION                    8/17/04
                                   RESTRICTED

***** [CONFIDENTIAL]

                                 ATTACHMENT B-1

B.13.4.  BILLING INCREMENTS/USAGE PERIODS FOR PER MINUTE CHARGES

         SERVICE will be invoiced based on PER MINUTE CHARGES utilizing TARIFFED RATE PERIODS and TARIFFED BILLING INCREMENTS, unless specifically set forth below:

                                                                                    Initial
                                                                                    Billing          Additional
                               Service Type/                                       Increment      Billing Increment
                                Rate Element                                         (sec)              (sec)
Interstate and Intrastate Dedicated Outbound & Dedicated Outbound Extension          [*****]           [*****]
       Canada Term. Dedicated Outbound & Dedicated Outbound Extension                [*****]           [*****]
    Mexico US Element Dedicated Outbound & Dedicated Outbound Extension              [*****]           [*****]
  Mexico Int'l. Element Dedicated Outbound & Dedicated Outbound Extension            [*****]           [*****]
      Other Int'l. Dedicated Outbound and Dedicated Outbound Extension               [*****]           [*****]

                Interstate and Intrastate Switched Outbound                          [*****]           [*****]
                       Canada Term. Switched Outbound                                [*****]           [*****]
                    Mexico US Element Switched Outbound                              [*****]           [*****]
                  Mexico Int'l. Element Switched Outbound                            [*****]           [*****]
                       Other Int'l. Switched Outbound                                [*****]           [*****]

  Interstate and Intrastate Dedicated Toll Free & Dedicated Toll Free Ext.           [*****]           [*****]
        Canada Orig. Dedicated Toll Free & Dedicated Toll Free Ext.                  [*****]           [*****]
           Mexico Dedicated Toll Free & Dedicated Toll Free Ext.                     [*****]           [*****]
        Other Int'l. Dedicated Toll Free & Dedicated Toll Free Ext.                  [*****]           [*****]
          Caribbean Dedicated Toll Free & Dedicated Toll Free Ext.                   [*****]           [*****]

                Interstate and Intrastate Switched Toll Free                         [*****]           [*****]
                      Canada Orig. Switched Toll Free                                [*****]           [*****]
                         Mexico Switched Toll Free                                   [*****]           [*****]
                      Other Int'l. Switched Toll Free                                [*****]           [*****]
                        Caribbean Switched Toll Free                                 [*****]           [*****]

                     Interstate and Intrastate FONcard                               [*****]           [*****]

B.13.5. NON-BELL SWITCHED ORIGINATION/TERMINATION/TOLL FREE ORIGINATION CHARGE. Customer shall pay the following charges for each minute of a switched interstate call originating or terminating in a NON-BELL SERVICE AREA:

         [*****]

B.13.6. SWITCHED ORIGINATION/TERMINATION/TOLL FREE ORIGINATION CHARGE. Customer shall pay the following charges for each minute of a switched interstate:

         [*****]

B.14.2   LEC CAP MAXIMUM NON-BELL TRAFFIC.

                                            Maximum Originating             Maximum Terminating           Non-Bell
            Service Type                     Non-Bell Traffic %              Non-Bell Traffic %          Surcharge
Switched Outbound                                 [*****]                        [*****]                   $[*****]
Switched Toll Free                                [*****]                        [*****]                   $[*****]
FONcard                                           [*****]                        [*****]                   $[*****]
Dedicated Outbound Ext                            [*****]                        [*****]                   $[*****]
Dedicated Toll Free Ext                           [*****]                        [*****]                   $[*****]
Dedicated Outbound                                [*****]                        [*****]                   $[*****]
Dedicated Toll Free                               [*****]                        [*****]                   $[*****]

B.14.3. MINIMUM AVERAGE CALL DURATION: MINIMUM AVERAGE TIME REQUIREMENT (MATR) [*****]

[SPRINT LOGO]                 PROPRIETARY INFORMATION                    8/17/04
                                   RESTRICTED

***** [CONFIDENTIAL]

                                 ATTACHMENT B-2

B.14.4.  MAXIMUM NONCOMPLETE CALL PERCENTAGE.

Dedicated Toll Free Extension, and                    Maximum
        Switched Toll Free                        Noncomplete Toll            Per Call
    Usage Type (Rate Element)                   Free Call Percentage          Surcharge
      Intrastate/Interstate                           [*****]                 [*****]
      International/Canadian                          [*****]                 [*****]

PROMOTIONAL MONTHLY RECURRING TOLL FREE CHARGES:

Customer's Monthly Recurring Switched Toll Free service charge will be $[*****] per Switched Toll Free account [*****].

Customer's Toll Free numbers (Switched Toll Free and Dedicated Toll Free Extension) requiring Toll Free Directory Assistance Listings will be charged an additional Monthly Recurring Charge of $[*****] per Toll Free number requiring such listing.

TOLL FREE DATABASE QUERY CHARGE

Customer's Toll Free Database Query charge will be $[*****] per domestic Dedicated Toll Free Extension and Switched Toll Free Call.

[SPRINT LOGO]                 PROPRIETARY INFORMATION                    8/17/04
                                   RESTRICTED

***** [CONFIDENTIAL]

                            EXHIBIT 1: ATTACHMENT C-

INTERSTATE SWITCHED SERVICES

BASE RATES

                      Switched Outbound            CIC-S           Switched Toll Free          FONCARD
LATA Group            Peak      OffPeak      Peak      OffPeak       Peak      OffPeak      Peak     OffPeak
------------------------------------------------------------------------------------------------------------
    1               $[*****]    $[*****]   $[*****]    $[*****]    $[*****]    $[*****]   $[*****]   $[*****]
    2               $[*****]    $[*****]   $[*****]    $[*****]    $[*****]    $[*****]   $[*****]   $[*****]

See LATA Group Descriptions. LATA Group 2 rates are not eligible for Discounts LATA Group 2 rates apply to usage originating from/terminating to LATA Group 2


DISCOUNT 1: The above listed base rates are not eligible for any Schedule, tariff, or contractual discount 1s.

DISCOUNT 2

    Monthly Gross           Switched Outbound           CIC-S             Switched Toll Free          FONCARD
  Volume of Service         Peak      OffPeak      Peak      OffPeak       Peak      OffPeak      Peak     OffPeak
------------------------------------------------------------------------------------------------------------------
$[*****]  -  $[*****]       [*****]   [*****]      [*****]   [*****]      [*****]    [*****]     [*****]   [*****]
$[*****]  -  $[*****]       [*****]   [*****]      [*****]   [*****]      [*****]    [*****]     [*****]   [*****]
$[*****]  -  $[*****]       [*****]   [*****]      [*****]   [*****]      [*****]    [*****]     [*****]   [*****]
$[*****]  +                 [*****]   [*****]      [*****]   [*****]      [*****]    [*****]     [*****]   [*****]

INTERSTATE FONCARD BONG SURCHARGE (PER CALL)

State         Rate
------------------
All          $[*****]

EFFECTIVE RATES (based on LATA Group 1)

    Monthly Gross           Switched Outbound           CIC-S             Switched Toll Free          FONCARD
  Volume of Service         Peak      OffPeak      Peak      OffPeak       Peak      OffPeak      Peak     OffPeak
--------------------------------------------------------------------------------------------------------------
$[*****]  -  $[*****]       [*****]   [*****]      [*****]   [*****]      [*****]    [*****]     [*****]   [*****]
$[*****]  -  $[*****]       [*****]   [*****]      [*****]   [*****]      [*****]    [*****]     [*****]   [*****]
$[*****]  -  $[*****]       [*****]   [*****]      [*****]   [*****]      [*****]    [*****]     [*****]   [*****]
$[*****]  +                 [*****]   [*****]      [*****]   [*****]      [*****]    [*****]     [*****]   [*****]

[SPRINT LOGO]             SPRINT PROPRIETARY INFORMATION                 8/17/04


***** [CONFIDENTIAL]

                            EXHIBIT 1: ATTACHMENT C-

INTERSTATE DEDICATED NETWORK EXTENSION SERVICE

BASE RATES

                     Dedicated Outbound     Dedicated Toll Free
                            Ext                    Ext
LATA Group            Peak      OffPeak      Peak      OffPeak
---------------------------------------------------------------
    1               $[*****]    $[*****]   $[*****]    $[*****]
    2               $[*****]    $[*****]   $[*****]    $[*****]

See LATA Group Descriptions. LATA Group 2 rates are not eligible for Discounts LATA Group 2 rates apply to usage originating from/terminating to LATA Group 2.

DISCOUNT 1 The above listed base rates are not eligible for any Schedule, Tariff, or contractual discount 1s.

DISCOUNT 2

                           Dedicated Outbound     Dedicated Toll Free
    Monthly Gross                 Ext                    Ext
  Volume of Service         Peak      OffPeak      Peak      OffPeak
---------------------------------------------------------------------
$[*****] - $[*****]        [*****]%   [*****]%    [*****]%   [*****]%
$[*****] - $[*****]        [*****]%   [*****]%    [*****]%   [*****]%
$[*****] - $[*****]        [*****]%   [*****]%    [*****]%   [*****]%
$[*****] +                 [*****]%   [*****]%    [*****]%   [*****]%

EFFECTIVE RATES (based on LATA Group 1)

                           Dedicated Outbound     Dedicated Toll Free
    Monthly Gross                 Ext                    Ext
  Volume of Service         Peak      OffPeak      Peak      OffPeak
---------------------------------------------------------------------
$[*****] - $[*****]       [*****]%    [*****]%   [*****]%    [*****]%
$[*****] - $[*****]       [*****]%    [*****]%   [*****]%    [*****]%
$[*****] - $[*****]       [*****]%    [*****]%   [*****]%    [*****]%
$[*****] +                [*****]%    [*****]%   [*****]%    [*****]%

[SPRINT LOGO]             SPRINT PROPRIETARY INFORMATION

****[CONFIDENTIAL]

                            EXHIBIT 1: ATTACHMENT C-

INTERSTATE DEDICATED SERVICE

BASE RATES

                Dedicated Outbound Ext         Dedicated Toll Free Ext
LATA Group       Peak          OffPeak          Peak          OffPeak
----------     -------         -------         -------        -------
     1         $[*****]        $[*****]        $[*****]       $[*****]
     2         $[*****]        $[*****]        $[*****]       $[*****]

See LATA Group Descriptions. LATA Group 2 rates are not eligible for Discounts LATA Group 2 rates apply to usage originating from/terminating to LATA Group 2.

DISCOUNT 1: The above listed base rates are not eligible for any Schedule, Tariff, or contractual discount 1s.

DISCOUNT 2

   Monthly Gross           Dedicated Outbound Ext         Dedicated Toll Free Ext
 Volume of Service         Peak           OffPeak          Peak          OffPeak
-------------------        -----          -------          -----         -------
$      0 - $[*****]        [*****]%        [*****]%        [*****]%       [*****]%
$[*****] - $[*****]        [*****]%        [*****]%        [*****]%       [*****]%
$[*****] - $[*****]        [*****]%        [*****]%        [*****]%       [*****]%
$[*****] +                 [*****]%        [*****]%        [*****]%       [*****]%

EFFECTIVE RATES (based on LATA Group 1)

   Monthly Gross           Dedicated Outbound Ext         Dedicated Toll Free Ext
 Volume of Service         Peak           OffPeak          Peak          OffPeak
-------------------       -------         -------         -------        --------
$[*****] - $[*****]       $[*****]        $[*****]        $[*****]       $[*****]
$[*****] - $[*****]       $[*****]        $[*****]        $[*****]       $[*****]
$[*****] - $[*****]       $[*****]        $[*****]        $[*****]       $[*****]
$[*****] +                $[*****]        $[*****]        $[*****]       $[*****]

[SPRINT LOGO]             SPRINT PROPRIETARY INFORMATION

****[CONFIDENTIAL]

                            EXHIBIT 1: ATTACHMENT D-1

INTERSTATE ADJUSTMENT (INTRASTATE)

BASE RATES

         SWITCHED             SWITCHED                DEDICATED      DEDICATED           DEDICATED          DEDICATED
STATE    OUTBOUND   CIC-S     TOLL FREE   FONCARD     OUTBOUND     OUTBOUND EXT          TOLL FREE        TOLL FREE EXT
-----    --------   ------    ---------   -------     --------     ------------          ---------        -------------
  AK     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  AL     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  AR     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  AZ     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  CA     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  CO     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  CT     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  DE     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  FL     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  GA     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  HI     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  IA     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  ID     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  IL     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  IN     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  KS     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  KY     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  LA     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  MA     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  MD     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  ME     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  MI     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  MN     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  MO     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  MS     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  MT     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  NC     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  ND     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  NE     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  NH     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  NJ     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  NM     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  NV     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  NY     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  OH     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  OK     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  OR     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  PA     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  RI     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  SC     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  SD     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  TN     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  TX     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  UT     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  VA     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  VT     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  WA     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  WI     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  WV     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]
  WY     [*****]    [*****]    [*****]    [*****]     [*****]      [*****]               [*****]          [*****]

All states are Intrastate/Interlata traffic unless otherwise specified. The above listed base rates are not eligible for any tariff or contractual discounts 1s.

FONCARD BONG SURCHARGE (PER CALL)

STATE        RATE
-----       -----
 All        $[*****]

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